UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Note Modification Agreements

On July 31, 2023, Arch Therapeutics, Inc. (the “Company”) entered into an amendment (“Amendment No. 9 to the First Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, and July 7, 2023 (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022 (the “First Closing”). On July 31, 2023, the Company also entered into an amendment (“Amendment No. 9 to the Second Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, and July 7, 2023 (as amended, the “Second Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023 (the “Second Closing”). On July 31, 2023, the Company also entered into an amendment (“Amendment No. 4 to the Third Notes” and, together with Amendment No. 9 to the First Notes and Amendment No. 9 to the Second Notes, the “Amendments to the 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on June 15, 2023, and as subsequently amended on July 1, 2023 and July 7, 2023 (as amended, the “Third Notes” and, together with the First Notes and Second Notes, the “2022 Notes”), issued in connection with a private placement financing the Company completed on May 15, 2023 (the “Third Closing”).

Under the Amendments to the 2022 Notes, the 2022 Notes were amended to extend the date of the completion of an uplist to any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American (such transaction, an “Uplist Transaction”) from July 31, 2023 to August 31, 2023.

As a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 3B Convertible Promissory Notes (the “Series 3B Notes”), the Series 3B Notes were automatically amended to extend the date of completion of an Uplist Transaction from July 31, 2023 to August 31, 2023. Also, as a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 1 Unsecured Convertible Promissory Notes and Series 2 Unsecured Convertible Promissory Notes, each as amended on March 10, 2023, the Series Note Amendments Termination Date set forth under Amendment No. 1 to the Series 1 Unsecured Convertible Promissory Notes and Amendment No. 1 to the Series 2 Unsecured Convertible Promissory Notes was automatically amended to extend from July 31, 2023 to August 31, 2023.

The foregoing descriptions of Amendment No. 9 to the First Notes, Amendment No. 9 to the Second Notes, and Amendment No. 4 to the Third Notes do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 9 to the First Notes, the Form of Amendment No. 9 to the Second Notes, and the Form of Amendment No. 4 to the Third Notes which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Amendment No. 9 to the First Notes, dated July 31, 2023.
10.2	Form of Amendment No. 9 to the Second Notes, dated July 31, 2023.
10.3	Form of Amendment No. 4 to the Third Notes, dated July 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.
Dated: July 31, 2023	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer